Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Managed Futures Strategy Fund

Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

Supplement dated March 17, 2016, to the Prospectus dated May 1, 2015, as supplemented, and the Statement of Additional Information dated May 1, 2015, as supplemented.

On March 11, 2016, the shareholders of the Fund approved an amended Management Agreement increasing the management fee to 1.85%. The purpose of this new agreement was to allow LoCorr Asset Management, LLC (the "Adviser") to employ additional sub-advisers for the LoCorr Managed Futures Strategy Fund (the "Fund" or the "MFS Fund"). As a result, Graham Capital Management, L.P., Millburn Ridgefield Corporation, and Revolution Capital Management, LLC will now serve as sub-advisers to the Fund.  Accordingly, the following information supplements the Prospectus and Statement of Additional Information and replaces any information to the contrary.

Summary Prospectus

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%	1.85%	1.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.42%	3.17%	2.17%

(1)	Applied to purchases of $1 million or more that are redeemed within 12 months of their purchase.

(2)	Applied to shares redeemed within 12 months of their purchase.

(3)	Acquired Fund Fees and Expenses for the Fund's current fiscal year are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

SUB-ADVISER'S INVESTMENT PROCESS

Graham Capital Management, L.P. ("GCM") serves as a sub-adviser to the Fund. GCM executes the strategy within the Managed Futures Fund by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The strategy within the Managed Futures Fund is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the strategy within the Managed Futures Fund will be approximately six to eight weeks; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

Millburn Ridgefield Corporation ("Millburn") serves as a sub-adviser to the Fund. Millburn's Diversified Program invests in a diversified portfolio of futures, forward and spot contracts (and may also invest in option and swap contracts) on currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities.  Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivative, fundamental and other quantitative data.  Millburn's Diversified Program generally seeks maximum diversification subject to liquidity and sector concentration constraints.  Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.  The following factors, among others, are considered in constructing a universe of markets to trade:  profitability, liquidity of markets, professional judgment, desired diversification, transaction costs, exchange regulations and depth of market.

Revolution Capital Management, LLC ("Revolution") serves as a sub-adviser to the Fund.  Revolution focuses on short-term, systematic and quantitative trading, applying statistical analysis to all aspects of research, development, and operations.  The strategy seeks to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.

SUB-ADVISERS

Sub-Adviser: Graham Capital Management, L.P.

Sub-Adviser Portfolio Managers: Kenneth G. Tropin, Chairman of GCM, and Pablo Calderini, President and Chief Investment Officer of GCM, have each served the Fund as portfolio managers since 2016.

Sub-Adviser: Millburn Ridgefield Corporation

Sub-Adviser Portfolio Managers: Harvey Beker, Co-Chariman, George Crapple, Co-Chairman, Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading and Grant Smith, Co-Chief Executive Officer and Director of Research, have each served the Fund as portfolio managers since 2016.

Sub-Adviser: Revolution Capital Management, LLC

Sub-Adviser Portfolio Managers: Michael Mundt, Principal and Chief Compliance Officer, and Theodore Robert Olson, Principal, have served the Fund as portfolio managers since 2016.

Statutory Prospectus

SUB-ADVISER'S INVESTMENT PROCESS

MFS Fund

Graham Capital Management, L.P. ("GCM") serves as a sub-adviser to the Fund. GCM executes the strategy within the Managed Futures Fund by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The strategy within the Managed Futures Fund is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the strategy within the Managed Futures Fund will be approximately six to eight weeks; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

The strategy executed by GCM within the Managed Futures Fund utilizes a risk overlay model to better control exposure across individual markets and sectors and avoid excessive concentration of investments in a particular market or sector. The overlay model applies sophisticated risk management techniques to the trading signals generated by the sub-models of the strategy within the Managed Futures Fund to enhance the returns of a conventional momentum model. The risk overlay model is designed to diversify risk across markets and sectors, smooth the volatility of the portfolio and lower execution costs by reducing excessive trading.

Millburn Ridgefield Corporation ("Millburn") serves as a sub-adviser to the Fund. Millburn invests in a diversified portfolio of futures, forward and spot contracts (and may also invest in option and swap contracts) on currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities.  Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivative, fundamental and other quantitative data.  Millburn's trading methods include technical trend analysis, certain non-traditional technical systems (i.e., systems falling outside of traditional technical trend analysis) and money management principles, each of which may be revised from time to time.  The objective of Millburn's investment and trading methods is to consider multiple data inputs, or "factors," in order to arrive at relatively near-term return forecasts for each traded instrument, and take appropriate, risk-managed positions.  Millburn's approach employs models that analyze data inputs over time spectrums that range from several minutes to multiple years.

Millburn manages its allocated Fund assets by seeking to construct maximum diversification subject to liquidity and sector concentration constraints.  Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.  The following factors, among others, are considered in constructing a universe of markets to trade:  profitability, liquidity of markets, professional judgment, desired diversification, transaction costs, exchange regulations and depth of market.  Once the universe of markets is established, Millburn's simulation and optimization techniques help determine the markets to include in the portfolio.

Risk management also plays an integral role in portfolio design and construction.  Millburn sizes the position in each market traded, taking into account its measurement of risk based on price level and volatility in that market.  Market exposure is then managed by position-sizing models, which measure the risk in the portfolio's position in each market.  In the event the model determines that the risk has changed beyond an acceptable threshold, it will signal a change in the position — a decrease in position size when risk increases and an increase in position size when risk decreases.  Utilizing its position-sizing models, Millburn seeks to maintain overall portfolio risk and distribution of risk across markets within designated ranges.

Revolution Capital Management, LLC ("Revolution") serves as a sub-adviser to the Fund. Revolution focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.  The systems are designed in order to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.  Revolution manages its allocated Fund assets by seeking to implement a fully-diversified, short- to medium-term, multi-strategy program, utilizing pattern-recognition methodology.  Trade durations range from hours to weeks, with an average six-day holding period.  The diversified market set includes equity indices, interest rates, currencies, energies, metals, and agricultural instruments, and return volatility is targeted to 12% on an annualized basis.

Due to the short-term nature of the trading, signal generation and trade execution are performed on a fully-automated basis throughout each trading day, but with full human oversight.  Sophisticated execution algorithms have been designed to minimize transactional costs, and execution efficiency is continually monitored and improved when possible.

MANAGEMENT

Effective March 11, 2016, the shareholders of the Managed Futures Strategy Fund approved an amended Management Agreement pursuant to which the Adviser will receive a rate of 1.85% of that Fund's average daily net assets, rather than receiving an incremental advisory fee based on net assets of the Fund.

The Fund's Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least April 30, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 2.25% of the daily average net assets attributable to each class of the MFS Fund.

Sub-Advisers

Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, serves as a sub-adviser to the MFS Fund.  Subject to the authority of the Board and oversight by the Adviser, GCM is responsible for management of the Fund's tactical trend futures investment portfolio according to the Fund's investment objective, policies and restrictions.  GCM is paid by the Adviser, not the Fund.  The Fund's management fee does not change based on the fee paid to GCM.  GCM has nearly 20 years of experience managing futures-based assets for institutional clients such as the Fund.  As of December 31, 2015, GCM had approximately $11.3 billion in assets under management.

GCM Portfolio Managers:

Kenneth G. Tropin, Chairman. Kenneth G. Tropin is the Chairman and the founder of GCM.  In May 1994, he founded GCM and became an Associated Person and Principal effective July 27, 1994.  Mr. Tropin developed the firm's original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

Pablo Calderini, President and Chief Investment Officer. Pablo Calderini is the President and Chief Investment Officer of GCM and, among other things, is responsible for the management and oversight of the discretionary and systematic trading businesses at GCM. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010.  Mr. Calderini received a B.A. in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del Cema in 1988, each in Argentina.

Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, serves as a sub-adviser to the MFS Fund. Subject to the authority of the Board and oversight by the Adviser, Millburn is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. As of December 31, 2015, Millburn had approximately $1.4 billion in assets under management.

Millburn Ridgefield Portfolio Managers:

Harvey Beker, Co-Chairman.   Mr. Beker has been Co-Chairman of Millburn since 1984 and serves as a member of Millburn's Investment Committee.  Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn and Chief Executive Officer and Chairman of its affiliate, The Millburn Corporation. He received a Bachelor of Arts degree in economics from New York University ("NYU") in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker has been employed by The Millburn Corporation since June 1978 and initially served as the Director of Operations for its affiliate, Millburn Partners.  During his tenure at Millburn (including its affiliates), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982.

George E. Crapple, Co-Chairman. Mr. Crapple has been Co-Chairman of Millburn since 1984 and serves as a member of Millburn's Investment Committee.  Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn and served as Co-Chairman and Co-Chief Executive Officer at The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn in June 1976 and joined Millburn and The Millburn Corporation (including its affiliates) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011.  Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the National Futures Association, past Chairman of the hedge fund industry group (the Managed Funds Association), a former member of the Global Markets Advisory Committee of the Commodity Futures Trading Commission and a former member of the board of directors of the Futures Industry Association.

Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading. Mr. Goodman became Co-Chief Executive Officer of Millburn on November 1, 2015, serves as a member of Millburn's Investment Committee, and has served as Executive Director of Trading for Millburn and The Millburn Corporation since 1998. Prior to November 1, 2015, he also served as Executive Vice President of Millburn and The Millburn Corporation.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading.  From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. ("E.F. Hutton").  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant N. Smith, Co-Chief Executive Officer and Director of Research. Mr. Smith became Co-Chief Executive Officer of Millburn on November 1, 2015, serves as a member of Millburn's Investment Committee, and has served as Director of Research of Millburn and The Millburn Corporation since 1998.  Prior to November 1, 2015, he also served as Executive Vice President of Millburn and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology ("MIT") in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn, The Millburn Corporation and their affiliates since that time.

Revolution Capital Management, LLC, located at 1400 16th Street, Suite 510, Denver, CO 80202 serves as a sub-adviser to the MFS Fund. Subject to the authority of the Board and oversight by the Adviser, Revolution is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. As of December 31, 2015, Revolution had approximately $420 million in assets under management.

Revolution Portfolio Managers:

Michael Mundt, Principal and Chief Compliance Officer.  Michael's tasks at Revolution  primarily consist of model development, business/marketing, and coordinating Revolution's overall business and trading strategy.   Michael's background is in engineering and applied science.  He received his B.S. in Aerospace Engineering from the University of Colorado in 1989.  He was awarded a Ph.D. in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models.  After the completion of his academic studies, Michael transitioned into the technology industry.  He was employed by Seagate Technology (a hard-disk drive company) as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.  He currently holds nineteen U.S. patents in the area of disk-drive head/disk mechanics.  Michael has been registered with the National Futures Association as an Associated Person since 2004 and has been a listed Principal of Revolution since December 2004.

Theodore Robert Olson, Principal.   Rob oversees the architecture and development of the hardware and software computing infrastructure at Revolution.  Rob received his B.S. in Aerospace Engineering at the University of Arizona in 1989.  He received his M.S. and Ph.D. in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Rob was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006.  His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency, real- time data.  Rob is familiar with a wide range of computing languages (e.g. Fortran, C, C++, Java), operating systems (e.g. Windows, Linux, Unix, Mac OS X), and application software (e.g. Perl, Matlab, Tcl/Tk).  Rob has been registered with the National Futures Association as an Associated Person since 2008 and has been a listed Principal of Revolution since September 2005.

Statement of Additional Information

The Adviser has engaged Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, to serve as a sub-adviser to the Fund.  GCM is majority owned by KGT Investment Partners, L.P., which is ultimately owned by Kenneth Tropin and members of his immediate family. KGT, Inc., which serves as the general partner of GCM, holds a minority interest.  As of December 31, 2015, GCM had over $11.3 billion in assets under management.

The Adviser has engaged Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, to serve as a sub-adviser to the Managed Futures Strategy Fund.  As of December 31, 2015, Millburn had over $1.4 billion in assets under management.

The Adviser has engaged Revolution Capital Management, LLC, located at 1400 16th Street, Suite 510, Denver, CO 80202, to serve as a sub-adviser to the Managed Futures Strategy Fund. As of December 31, 2015, Revolution had over $420 million in assets under management.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Funds and assets under management in those accounts as of December 31, 2015:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Graham Capital Management, L.P
Kenneth G. Tropin	8	$858 million	50	$5.3 billion	18	$3.9 billion
Pablo Calderini	8	$858 million	50	$5.3 billion	18	$3.9 billion
Millburn Ridgefield Corporation
Harvey Beker	1	$40 million	13	$752 million	11	$672 million
George Crapple	1	$40 million	13	$752 million	11	$672 million
Barry Goodman	1	$40 million	13	$752 million	11	$672 million
Grant Smith	1	$40 million	9	$601 million	11	$672 million
Revolution Capital Management, LLC
Michael Mundt	3	$51 million	13	$301 million	8	$68 million
Theodore Olson	3	$51 million	13	$301 million	8	$68 million

Portion of Total Other Accounts Managed Subject to Performance Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed

Graham Capital Management, L.P
Kenneth G. Tropin	0	$0	45	$4.5 billion	14	$3.6 billion
Pablo Calderini	0	$0	45	$4.5 billion	14	$3.6 billion

Millburn Ridgefield Corporation
Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Harvey Beker	0	$0	11	$601 million	7	$537 million
George Crapple	0	$0	11	$601 million	7	$537 million
Barry Goodman	0	$0	11	$601 million	7	$537 million
Grant Smith	0	$0	11	$601 million	7	$537 million
Revolution Capital Management, LLC
Michael Mundt	0	$0	13	$301 million	8	$68 million
Theodore Olson	0	$0	13	$301 million	8	$68 million

Ownership
	Dollar Range of Equity Securities in the Managed Futures Strategy Fund	Dollar Range of Equity Securities in the Long/Short Commodities Strategy Fund	Dollar Range of Equity Securities in the Long/Short Equity Fund	Dollar Range of Equity Securities in the Spectrum Income Fund	Dollar Range of Equity Securities in the Market Trend Fund	Dollar Range of Equity Securities in the Multi- Strategy Fund
Kenneth Tropin	None	None	None	None	None	None
Pablo Calderini	None	None	None	None	None	None
Harvey Beker	None	None	None	None	None	None
George Crapple	None	None	None	None	None	None
Barry Goodman	None	None	None	None	None	None
Grant Smith	None	None	None	None	None	None
Michael Mundt	None	None	None	None	None	None
Theodore Olson	None	None	None	None	None	None

*   *   *   *   *
You should read this Supplement in conjunction with the Prospectus dated May 1, 2015, as supplemented, and the Statement of Additional Information dated May 1, 2015, as supplemented.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.